UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2011

BALTIC TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34648	98-0637837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 12, 2011, Baltic Trading Limited (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, shareholders of record on March 15, 2011 were entitled to vote 16,883,500 shares of the Company’s common stock (the “Common Stock”), each having one vote per share, and 5,699,088 shares of the Company’s Class B Stock (“Class B Stock”), each having fifteen votes per share.  Holders of Common Stock and Class B Stock voted together as a single class on all matters presented for a vote at the Annual Meeting.  A total of 15,141,585 shares of Common Stock (89.68% of all such shares entitled to vote at the Annual Meeting) and 5,699,088 shares of Class B Stock (100% of all such shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company (i) elected two director nominees to hold office until the 2014 Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2011, (iii) approved an advisory, non-binding resolution regarding the compensation of the Company’s named executives, and (iv) approved every three years in an advisory, non-binding resolution as the frequency of the advisory vote on the compensation of the Company’s named executives.  Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Election of Directors

The shareholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors.  The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Peter C. Georgiopoulos	88,879,682	6,254,689	0	5,493,534
Basil G. Mavroleon	91,390,046	3,744,325	0	5,493,534

Ratification of Appointment of Independent Certified Public Accountants

The shareholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2011.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
100,535,692	60,531	31,682	0

Advisory Vote on Executive Compensation

The shareholders of the Company approved an advisory resolution regarding the compensation of the Company’s named executives by a non-binding vote.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,373,368	195,687	615,316	5,493,534

Advisory Vote on the Frequency of Votes on Executive Compensation

The shareholders of the Company approved the holding of advisory votes on executive compensation every three years by a non-binding vote.  The voting results were as follows:

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
7,289,383	53,863	87,180,740	610,385	5,493,534

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Baltic Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALTIC TRADING LIMITED

DATE:  May 18, 2011

/s/ John C. Wobensmith
John C. Wobensmith
President and Chief Financial Officer